RAYMOND JAMES 2021 U.S. BANK CONFERENCE September 8 and 9, 2021

1 Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about management’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates”, or words of similar meaning. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company’s portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company’s net interest income and profitability; 3) changes in the cost and scope of insurance from the FDIC and other third parties; 4) legislative or regulatory changes, such as those signaled by the Biden Administration, as well as increased banking and consumer protection regulation that adversely affect the Company’s business, both generally and as a result of the Company exceeding $10 billion in total consolidated assets; 5) ability to complete pending or prospective future acquisitions; 6) costs or difficulties related to the completion and integration of acquisitions; 7) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 8) reduced demand for banking products and services; 9) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 10) competition among financial institutions in the Company's markets may increase significantly; 11) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow the Company through acquisitions; 12) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 13) consolidation in the financial services industry in the Company’s markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 14) dependence on the CEO, the senior management team and the Presidents of Glacier Bank divisions; 15) material failure, potential interruption or breach in security of the Company’s systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 16) natural disasters, including fires, floods, earthquakes, and other unexpected events; 17) the Company’s success in managing risks involved in the foregoing; and 18) the effects of any reputational damage to the Company resulting from any of the foregoing. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws.

2 Glacier Bancorp, Inc. 6/30/2021 Snapshot Ticker GBCI Total Assets $20.49 billion Gross Loans $11.24 billion Deposits $16.76 billion TCBV Per Share $18.74 Quarterly Dividend $0.32 Stock Price $55.08 Market Cap $5.26 billion

3 Differentiated Bank Model  Genuine community banking model  Backed by resources and support of Glacier Bancorp  Strategy of growth through acquisitions and organically

4 Glacier is a “Company of Banks”

5 Altabancorp Acquisition Highlights Pro Forma Utah Branch Footprint ALTA Branches FCB Branches  Largest community bank headquartered in Utah, with $3.5 billion in assets  Transaction is consistent with Glacier’s targeted financial metrics and focused M&A strategy  Solidifies and ensures Glacier’s continued leadership position in the Rocky Mountain West, one of the strongest regions in the country (1) Required tangible common equity at closing of $342.9 million.

6 WY ID UT AZ NV WA CO MT 16 Bank Divisions 194 locations (as of 6/30/2021)

7 6/30/21 GBCI Geography Total chartered banks 311 Total target banks 216 Assets under $1B 187 Assets $1 – $3.5B 29

8 Solid Financial Results

9 5 Year Total Return 6/30/2016 – 6/30/2021

10 1 Year Total Return 6/30/2020 – 6/30/2021

11 Forbes PERFORMANCE RANKING OF America’s 100 Largest Banks Sept 30 Rank Company Name ROTCE (%) NPAs/ Assets (%) CET1 Ratio (%) Efficiency Ratio (%) Operating Revenue Growth (%) 2020 3 Glacier Bancorp Inc. 16.0 0.33 12.0 51 21.0 2019 9 Glacier Bancorp Inc. 16.8 0.57 12.6 58 14.0 2018 16 Glacier Bancorp Inc. 14.0 0.79 12.3 55 17.5 2017 10 Glacier Bancorp Inc. 13.6 0.90 12.9 54 7.9 2016 5 Glacier Bancorp Inc. 12.8 1.30 13.9 56 9.0 2015 4 Glacier Bancorp Inc. 12.9 0.97 16.6 55 6

12 Bank Director BANK PERFORMANCE SCORECARD $5 Billion up to $50 Billion Year Ending Rank Company Name Core ROAA (%) Core ROAE (%) TCE/ Tang Assets (%) NPAs/ Loans & REO (%) NCOs/ Avg Loans (%) 2020 4 Glacier Bancorp Inc. 1.69 12.68 9.69 0.30 0.07 2019 4 Glacier Bancorp Inc. 1.78 12.99 10.95 0.35 0.08 2018 16 Glacier Bancorp Inc. 1.67 13.21 9.99 0.91 0.11 2017 17 Glacier Bancorp Inc. 1.44 11.75 10.58 1.47 0.17 2016 9 Glacier Bancorp Inc. 1.40 11.39 10.31 2.12 0.05 2015 16 Glacier Bancorp Inc. 1.39 11.14 10.31 2.74 0.05

13 Reconciliation of 2017 Non-GAAP Measures to GAAP In addition to the results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company believes that providing these non-GAAP financial measures provides investors with information useful in understanding the Company's financial performance, performance trends, and financial position. While the Company uses these non- GAAP measures in its analysis of the Company's performance, this information should not be considered an alternative to measurements required by GAAP. This table provides a reconciliation of certain GAAP financial measures to non-GAAP financial measures. The reconciling item between the GAAP and non-GAAP financial measures was the current quarter one-time tax expense of $19.7 million. The one-time tax expense was driven by the Tax Cuts and Job Act (“Tax Act”) and the change in the current year federal marginal rate of 35 percent to 21 percent for future years, which resulted in revaluation of deferred tax assets and deferred tax liabilities (“net deferred tax asset”). The Company believes that the financial results are more comparable excluding the impact of the revaluation of the net deferred tax asset. (Dollars in thousands, except per share data) December 31 2017 Earnings per share YTD (GAAP) 1.50$ Tax Act adjustment (GAAP) 0.25 Earnings per share YTD (non-GAAP) 1.75$ Return on assets (GAAP) 1.20% Tax Act adjustment (GAAP) 0.21% Return on assets (non-GAAP) 1.41% Return on tangible equity (GAAP) 11.70% Tax Act adjustment (GAAP) 1.96% Return on tangible equity (non-GAAP) 13.66%

14 Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $1.59 $1.75* $2.17 $2.38 $2.81 $0.46 $0.85 $0.66 $0.81 $1.13  Second quarter 2021 earnings per share of $0.81 increased $0.15 per share, or 23%, over prior year second quarter earnings per share of $0.66  Second quarter 2021 earnings includes interest income of $10.3 million from PPP loans, including $6.0 million from PPP loan forgiveness • Non-GAAP (see reconciliation on slide 13) $1.66

15 1.15% 1.25% 1.35% 1.45% 1.55% 1.65% 1.75% 1.85% 1.32% 1.59% 1.41%* 1.64% 1.62% 1.42% 1.64%  ROA in the first quarter of 2021 was in the 79th♦ percentile among Glacier’s peer group Return on Assets *Non-GAAP (see reconciliation on slide 13) ♦BHCPR as of 3/31/2021

16 Return on Tangible Equity 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% 12.71% 16.15% 13.66%* 16.42% 16.85% 14.28% 18.49%  The Company’s historically high capital levels have made it more difficult to produce higher ROTE * Non-GAAP (see reconciliation on slide 13)

17 Net Interest Income / Margin $100 $200 $300 $400 $500 $600 $700 $800 $315 $345 $433 $503 $600 $568* $630* 4.02% 4.12% 4.21% 4.39% 4.09% 4.23% 3.58%  Second quarter 2021 net interest income of $630 million increased $62 million, or 11%, over net interest income of $568 million for second quarter 2020  Second quarter 2021 net interest margin of 3.44% decreased 68 basis points over the net interest margin of 4.12% for second quarter 2020 (Dollars in millions) *Net interest income and margin is annualized

18 Efficiency Ratio 44.0% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 55.9% 53.9% 54.7% 57.8% 50.0% 50.8% 48.3%  Excluding the impact of PPP, the efficiency ratio would be 53.5 percent for the second quarter 2021 and 53.9 percent for the second quarter of 2020  Excluding the impact of PPP, the efficiency ratio for 2020 would be 53.7 percent

19 Strong Balance Sheet

20 Asset Trends $9,451 $9,706 $12,115 $13,684 $18,504 $20,488 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000  Total assets increased $2.0 billion, or 11%, during the first half of 2021  Total assets grew $4.8 billion, or 35%, in 2020, including $745 million from the State Bank of Arizona (SBAZ) acquisition (Dollars in millions)

21 Capital Ratios Relative to Peers♦ 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% Tier 1 Leverage CET1 Tier 1 RBC Total RBC 9.2% 12.6% 13.3% 15.4% 9.1% 12.6% 12.6% 14.7% Peers Glacier  Total risk-based capital ranks in the 44th percentile among Glacier’s peer group  Capacity to add $3.0 billion of assets and still maintain an 8% leverage ratio ♦BHCPR as of 3/31/2021

22 Ample Liquidity of $14.4 Billion  Ready access to liquidity totaling $10.8 billion  $5.2 billion in available borrowing capacity o Fed Discount Window: $1.3 billion o Fed PPP Liquidity Facility: $0.7 billion (Based on PPP loans funded as of June 30, 2021) o FHLB: $2.6 billion o Correspondent banks: $0.6 billion  $4.7 billion of unpledged marketable securities  Cash of $0.9 billion  Additional liquidity totaling $3.6 billion  Access to brokered deposits: $3.0 billion  Over-pledged marketable securities: $0.3 billion  Loans eligible for pledging at FHLB: $0.3 billion  Core deposit growth remains strong

23 Deposit Trends $7,372 $7,580 $9,494 $10,776 $14,798 $16,761 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000  Deposits increased $2.0 billion, or 13%, during the first half 2021  Growth in the number of deposit accounts has also increased significantly the past several years (Dollars in millions)

24 Deposit Composition Non- Interest Bearing 38% NOW and DDA 23% Savings 13% MMDA 18% CDs 7% Wholesale 1% 6/30/2020 Non- Interest Bearing 38% NOW and DDA 25% Savings 14% MMDA 18% CDs 5% Wholesale 0% 6/30/2021

25 Non-Interest Bearing Deposits $2,042 $2,312 $3,001 $3,697 $5,455 $6,308 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000  Non-interest bearing deposits increased $853 million, or 16%, during the first half 2021  Non-interest bearing deposits comprise 38% of total deposits (Dollars in millions)

26 Deposit Costs Relative to Peers 0.22%0.20% 0.23% 0.14% 0.08%0.07% 0.31% 0.54% 0.79% 0.37% 0.17% 0.15% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% Glacier Peers  Total deposit costs have remained stable while Glacier’s peer group costs have experienced greater volatility  Core deposits are a competitive advantage and will be a key driver of future performance

27 Loan Trends $5,684 $6,578 $8,288 $9,513 $11,123 $11,238 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000  During the first half 2021, gross loans excluding PPP loans increased $330 million, or 6% annualized  Excluding PPP loans, gross loans increased $249 million, or 10% annualized, in the second quarter 2021  Gross loans increased $1.610 billion, or 17%, during 2020  Excluding PPP loans and the SBAZ acquisition, the loan portfolio increased $249 million, or 3%, during 2020 (Dollars in millions)

28 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $554 $601 $728 $364 $1,158 $1,489 $115  Organic loan growth excluding PPP loans for second quarter 2021 was $249 million, or 10% annualized, compared to a decrease of $61.6 million, or 2% annualized, for second quarter 2020  Organic loan growth excluding PPP loans for 2020 was $249 million, or 3% Organic Loan Growth (Dollars in millions)

29 Loan Composition Residential Real Estate 8% CRE 53% Other Commerical 31% HELOC 6% Other Consumer 2% 6/30/2020 Residential Real Estate 6% CRE 59% Other Commerical 26% HELOC 6% Other Consumer 3% 6/30/2021

30 Geographic Loan Dispersion Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 40% Idaho 15% Utah 3% Washington 7% Wyoming 8% Colorado 11% Arizona 10% Nevada 6% 6/30/2021

31 Investment Portfolio Trends $3,101 $2,427 $2,870 $2,800 $5,528 $7,172 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000  Investment securities ended second quarter 2021 at 35% of total assets compared to 22% at the end of second quarter 2020  Investments increased $1.644 billion, or 30%, during the first half 2021 (Dollars in millions)

32 Investment Composition US Gov't & Federal Agency 1%US Gov't Sponsored Enterprises 0% State & Local Gov'ts 40% Corporate Bonds 10% Residential MBS 23% Commercial MBS 26% 6/30/2020 US Gov't & Federal Agency 0% US Gov't Sponsored Enterprises 1% State & Local Gov'ts 22% Corporate Bonds 3% Residential MBS 58% Commercial MBS 16% 6/30/2021

33 Improved Credit Quality

34 NPAs to Bank Assets 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 0.76% 0.68% 0.47% 0.27% 0.19% 0.27% 0.26%  NPAs increased $17.6 million during the first half 2021 to 0.26% of Bank assets compared to the $8.5 million increase in the first half 2020 to 0.27% of Bank assets

35 CECL and Allowance for Credit Losses (ACL) (Dollars in millions)  Commercial Asset Quality Ratings  Consumer Loan Past Due Status  Additional Qualitative Adjustments  Prepayment Speed Assumptions  Historical Loss Period Capture Other Key Model Inputs National Economic Assumptions (June 2021) 1Q21 2Q21 3Q21 2021 2022 GDP Change 1.6% 3.2% 2.7% 8.3% 2.5% Unemployment Rate 6.2% 5.8% 4.6% 5.2% 4.0%

36 Provision For Credit Losses -$10,000 -$5,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $2,333 $10,824 $9,953 $57 $39,765 $16,929 -$5,653  The second quarter 2021 credit loss benefit related to improvement in the economic forecasts  Loan portfolio growth and credit quality considerations will determine the future level of credit loss expense or benefit (Dollars in thousands)

37 Net Charge-Offs $0 $2,500 $5,000 $7,500 $10,000 $12,500 $2,458 $10,828 $8,282 $6,806 $7,653 $2,046 $1,561  For the first half 2021, net charge-offs as a percentage of total loans were 0.01% compared to 0.02% in the first half 2020 (Dollars in thousands)

38 ACL as a Percentage of Loans 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.28% 1.97% 1.58% 1.31% 1.42% 1.42% 1.35%  ACL was in the 44th♦ percentile of Glacier’s peer group for first quarter 2021  Excluding PPP loans, the ACL was 1.44% of loans at the end of second quarter 2021 compared to 1.62% at the end of second quarter 2020  As credit trends change, expect the ACL to adjust accordingly ♦BHCPR as of 3/31/2021

39 Shareholder Return

40 Dividends Declared  At June 30, 2021, Glacier’s dividend yield was 2.32%  The Company has declared 145 consecutive quarterly dividends  In 2020, the Company increased its quarterly dividend by $0.07, or 6.3%, over 2019 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30 $1.35

41 Long-Term Performance Since 1984 Annual Total Return * 15.9% Annual EPS Growth Rate 10.8% Annual Dividend Growth Rate 12.5% * Reflects results through 6/30/2021, assuming no reinvestment of dividends Compounded Rates  Strong consistent performance over the past 37 years  Long-term goal is to produce double digit dividend growth